                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549-1004




                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       December 13, 1999
                                                 -------------------------------


               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Illinois                       0-15632                 36-3441345
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


Two North Riverside Plaza, Suite 700, Chicago, Illinois          60606-2607
--------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code        (312) 207-0020
                                                   -----------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)







                      This document consists of 87 pages.


                    The Exhibit Index is located on page 3.
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ITEM 2. DISPOSITION OF ASSETS
------- ---------------------

First Capital Institutional Real Estate, Ltd. - 4 (the "Registrant"), sold its interest in the real property commonly known as Indian Ridge Plaza Shopping Center ("Indian Ridge"), located in Mishawaka, Indiana to ST Indian Ridge LLC, an Ohio LLC (the "Purchaser").

The closing of this transaction occurred on December 13, 1999. Indian Ridge was sold for cash to an unrelated party pursuant to arm's-length negotiations. The sale price was $15,000,000. The Registrant received proceeds of approximately $14,625,000, which was net of actual and estimated closing expenses. For the year ending December 31, 1999, the Registrant will record a gain for financial reporting purposes of approximately $1,125,000 from this transaction. The Registrant will distribute $14,624,000 or $24.66 per Unit on May 31, 2000 to Limited Partners of record as of December 13, 1999.

Indian Ridge was the final remaining real estate asset in the Partnership. The General Partner will begin the process of wrapping up the affairs of the Partnership. This process will include the resolution of post sale matters related to Indian Ridge. During the second half of 2000, following a determination of adequate reserves necessary for post-closing property sale and Partnership matters, the Partnership anticipates making a liquidating distribution to Partners.

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ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------- --------------------------------------------

     (page 5)  Pro Forma Financial Information


     Exhibits

     2.1 (page 10) Contract for Purchase of Real Property, dated October 18, 1999, between Registrant and Purchaser.

     2.2 (page 78) Closing Statement, dated December 13, 1999, between the Registrant and Purchaser.







No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4

                       By: FIRST CAPITAL FINANCIAL CORPORATION
                           As General Partner

December 21, 1999      By: /s/           NORMAN M. FIELD
-----------------          ---------------------------------------------
     (Date)                              NORMAN M. FIELD
                               Vice President - Finance and Treasurer

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               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of Indian Ridge had occurred on September 30, 1999. The accompanying unaudited Pro Forma Statement of Income and Expenses for the nine months ended September 30, 1999 has been presented as if the sale of Indian Ridge had occurred on December 31, 1998. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1998 has been presented as if the sale of Indian Ridge and post sale activity for Park Plaza (sold in December 1997) had occurred on December 31, 1997. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership, exclusive of Indian Ridge and Park Plaza, have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1997 and 1998 and September 30, 1999, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                                 September 30, 1999
                                                      -----------------------------------------
                                                                                     Pro Forma
                                                        Balance       Pro Forma       Balance
                                                         Sheet       Adjustments       Sheet
                                                      -----------   ------------    -----------
Investment in commercial rental properties:
  Land                                                $ 2,509,900   $ (2,509,900)    $
  Buildings and improvements                           15,548,600    (15,548,600)
                                                      -----------   ------------     -----------

                                                       18,058,500    (18,058,500)
  Accumulated depreciation and amortization            (4,499,700)     4,499,700
                                                      -----------   ------------     -----------

  Total investment properties, net of
    accumulated depreciation and amorortization        13,558,800    (13,558,800)

Cash and cash equivalents                                 568,000     14,277,700      14,845,700
Investment in debt securities                           4,325,900                      4,325,900
Rents receivable                                          115,800       (115,800)
Other assets                                               12,700        (12,700)
                                                      -----------   ------------     -----------

                                                      $18,581,200   $    590,400     $19,171,600
                                                      ===========   ============     ===========

                               LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Accounts payable and accrued expenses               $   466,500   $   (391,700)    $    74,800
  Due to Affiliates                                        41,900                         41,900
  Security deposits                                        29,100        (29,100)
  Distributions payable                                   365,500     14,624,000      14,989,500
  Other liabilities                                        55,000        (55,000)
                                                      -----------   ------------     -----------

                                                          958,000     14,148,200      15,106,200
                                                      -----------   ------------     -----------
Partners' capital:
  General Partner                                          40,300         42,700          83,000
  Limited Partners (593,025 Units issued
    and outstanding)                                   17,582,900    (13,600,500)      3,982,400
                                                      -----------   ------------     -----------

                                                       17,623,200    (13,557,800)      4,065,400
                                                      -----------   ------------     -----------

                                                      $18,581,200   $    590,400     $19,171,600
                                                      ===========   ============     ===========


    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                   Nine Months Ended September 30, 1999
                                                 ---------------------------------------
                                                                             Pro Forma
                                                 Statement of               Statement of
                                                  Income and    Pro Forma    Income and
                                                   Expenses    Adjustments    Expenses
                                                  ----------   -----------    --------
Income:
  Rental                                          $1,557,700   $(1,557,700)   $
  Interest                                           183,800                   183,800
                                                  ----------   -----------    --------

                                                   1,741,500    (1,557,700)    183,800
                                                  ----------   -----------    --------

Expenses:
  Depreciation and amortization                      322,500      (322,500)
  Property operating:
    Affiliates                                        26,800       (26,800)
    Nonaffiliates                                    153,400      (153,400)
  Real estate taxes                                  228,000      (228,000)
  Insurance - Affiliate                               13,800       (13,800)
  Repairs and maintenance                             99,700       (99,700)
  General and administrative:
    Affiliates                                        16,200                    16,200
    Nonaffiliates                                    106,400                   106,400
                                                  ----------   -----------    --------

                                                     966,800      (844,200)    122,600
                                                  ----------   -----------    --------

Net income                                        $  774,700   $  (713,500)   $ 61,200
                                                  ==========   ===========    ========

Net income allocated to General Partner           $   69,000   $              $ 69,000
                                                  ==========   ===========    ========

Net income (loss) allocated to Limited Partners   $  705,700   $  (713,500)   $ (7,800)
                                                  ==========   ===========    ========

Net income (loss) allocated to Limited
  Partners per Unit (593,025 Units
  outstanding)                                    $     1.19   $     (1.20)   $  (0.01)
                                                  ==========   ===========    ========

    The accompanying notes are an integral part of the pro forma financial statements

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               FIRST CAPITAL INSITUTIONAL REAL ESTATE, LTD. - 4

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                               Year Ended December 31, 1998
                                                   -----------------------------------------------------
                                                                                             Pro Forma
                                                                   Current      Previous    Statement of
                                                   Statement of   Pro Forma     Pro Forma    Income and
                                                    Income and   Adjustments   Adjustments    Expenses
                                                     Expenses    (Unaudited)   (Unaudited)   (Unaudited)
                                                    ----------   -----------   -----------   -----------
Income:
  Rental                                            $2,098,000   $(2,137,900)   $ 39,900      $
  Interest                                             430,900                    (5,900)      425,000
                                                    ----------   -----------    --------      --------

                                                     2,528,900    (2,137,900)     34,000       425,000
                                                    ----------   -----------    --------      --------
Expenses:
  Interest on loan payable to General Partner           56,000                                  56,000
  Depreciation and amortization                        428,600      (428,600)
  Property operating:
    Affiliates                                           9,900       (24,900)     15,000
    Nonaffiliates                                      215,300      (189,400)    (25,900)
  Real estate taxes                                    296,400      (295,300)     (1,100)
  Insurance - Affiliate                                 17,500       (17,500)
  Repairs and maintenance                              124,700      (119,700)     (5,000)
  General and administrative:
    Affiliates                                          22,200                                  22,200
    Nonaffiliates                                       80,500                                  80,500
                                                    ----------   -----------    --------      --------

                                                     1,251,100    (1,075,400)    (17,000)      158,700
                                                    ----------   -----------    --------      --------

Net income                                          $1,277,800   $(1,062,500)   $ 51,000      $266,300
                                                    ==========   ===========    ========      ========

Net income allocated to General Partner             $   92,800   $   (72,500)   $             $ 20,300
                                                    ==========   ===========    ========      ========

Net income allocated to Limited Partners            $1,185,000   $  (990,000)   $ 51,000      $246,000
                                                    ==========   ===========    ========      ========

Net income allocated to Limited
  Partners per Unit (593,025 Units
  outstanding)                                      $     2.00   $     (1.67)   $   0.08      $   0.41
                                                    ==========   ===========    ========      ========

    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses
                                  (Unaudited)

1) For the purpose of the Pro Forma Balance Sheet:

   a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses, security deposits and other liabilities have been adjusted as of September 30, 1999 to reflect the sale of the Registrant's interest in Indian Ridge.

   b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchaser of Indian Ridge.

   c) Distributions payable has been adjusted to reflect the amount of the special distribution of Indian Ridge Sale Proceeds to Limited Partners as if such special distribution had been declared as of September 30, 1999.

2) For the purpose of the Pro Forma Statement of Income and Expenses for the nine months ended September 30, 1999, the adjustments to the income and expenses reflect the Registrant's interest in the operations of Indian Ridge.

3) For the purpose of the Pro Forma Statement of Income and Expenses for the year ended December 31, 1998, the adjustments to the income and expenses reflect the Registrant's interest in the operations of Indian Ridge and Park Plaza.